UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported) June  3,  2006
                                                        --------------

                    Island  Residences  Club,  Inc.
                    -------------------------------
             (Exact name of registrant as specified in its charter)

               DE                    000-49978                   20-2443790
               --                    ---------                   ----------
(State  or  other  jurisdiction     (Commission                (IRS Employer
       of  incorporation)           File  Number)           Identification  No.)

      1769-203  Jamestown  Road,  Williamsburg,  VA              23185
      ---------------------------------------------              -----
        (Address of principal executive offices)               (Zip Code)

Registrant's  telephone  number,  including  area  code    (757)  927-6848
                                                           ---------------

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written  communications  pursuant  to  Rule  425  under the Securities Act

[ ] Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 3, 2006, James Rowbotham resigned as Chief Operating Officer and Vice President of Operations of Island Residences Club, Inc. (the "Company").

On June 7, 2006, the Company appointed Julian James Bristow as the Company's Chief Operating Officer and Vice President of Operations and Bettina Pfeiffer as the Company's Vice President of Sales & Marketing for the Company for a period of one-year beginning July 1, 2006.

Mr. Bristow is the son of Graham J. Bristow, Chief Executive Officer, director and majority shareholder of the Company.

Mr.  Bristow's  biography  is  as  follows:

JULIAN  JAMES  BRISTOW
Born March 22 1973, Hastings, New Zealand, Julian is a U.S. resident living in Torrance, California with his wife Astrid.

Julian Bristow is the son of the Chief Executive Officer and President of the Company, Graham James Bristow.

Julian was educated in New Zealand, however attended the University of Queensland in Brisbane, Australia. He played representative Rugby for the Brisbane West's Rugby Club and on taking up employment with Omni Telecommunications in Melbourne, Australia as Production Manager in 1996 trained the Melbourne Universities Women's Rugby Team. Under Julian's stewardship, this newly established team went on to win the National Championships in its second year of competitive sport.

In 1998 Julian relocated to Sydney to join LibertyOne Limited and was involved in managing and developing the online businesses of Australian Tennis Champion, Pat Rafter; Golfing Legend, Greg Norman and others. He moved to Los Angeles in 1999 with the company's US subsidiary Digital Rights Inc. He left in 2001 to join a marketing and promotions company, Makai Event Management & Promotions of Manhattan Beach, California.

Julian is currently active in the sport of Rugby in California joining the Los Angeles Rugby Squad as a player coach. The team has participated at the National's in recent years. He joins Island Residences Club, Inc. charged with the specific responsibility of launching and managing the company's Vacation Residences Club concept in North and Central America. Julian will open a regional office for the company in Southern California.

Mrs.  Pfeiffer's  biography  is  as  follows:

BETTINA  PFEIFFER

Bettina Pfeiffer was born in Hong Kong and moved to the U.S. in 1991 to attend the Arizona State University in Tempe, Arizona. Bettina graduated in 1995 with a B.S. Degree in Psychology concentrating in the area of Neuroanatomy and Child Development. Today Bettina lives in Scottsdale, Arizona with her two children of 7 and 4 years.

From March 2002 until late 2004, Bettina was a partner in boutique custom home building company, Sonora West Developments, Inc. with the specific responsibility for identifying unique land plots for development, project management and client service relations.

During the period with Sonora, Bettina organized the Arizona Foothills Magazine Home Builder of the year functions; Sonora West Developments, Inc has been a recipient and honoree of this award.

Bettina attended the Arizona School of Real Estate in 2004 obtaining Certification in Loan Processing and obtaining an Arizona Real Estate Sales
License. She is known to and has worked with a number of leading Scottsdale Realty companies.

During this period, Bettina also gained valuable experience working with the Spur Cross Spa in the capacity of Front Office and Customer Services Manager and together with her Real Estate Development and Sales experience will bring invaluable skills to Island Residences Club, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  June  7,  2006

(Registrant):  Island  Residences  Club,  Inc.
               -------------------------------

 (Signature):  /s/Graham  Bristow
               ------------------
               Graham  Bristow,  Chief  Executive  Officer